     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT OF NCO GROUP, INC. ("COMPANY") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED (i) UNTIL (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH WARRANT (PROVIDED SUCH OTHER COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH WARRANT MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAW.

                     Right to Purchase up to 3,770 Shares of
                         Common Stock of NCO Group, Inc.

                                 NCO GROUP, INC.

                          COMMON STOCK PURCHASE WARRANT

     NCO Group, Inc. a Pennsylvania corporation (the "Company"), hereby certifies that, for value received, Mellon Bank, N.A. ("Bank") is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time upon the occurrence of an Exercise Event before 5:00 p.m., Philadelphia time, on July 31, 2005 up to 3,770 fully paid and nonassessable shares of Common Stock, without par value, of the Company at a purchase price per share of $.01 (such purchase price per share as further adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to further adjustment as provided herein.

     This Common Stock Purchase Warrant (the "Warrant") replaces the Common Stock Purchase Warrant evidencing the right to purchase shares of Common Stock of the Company, issued pursuant to a certain Warrant Agreement (the "Agreement") dated as of July 28, 1995, among the Company and Bank and subject to the Registration Rights Agreement, copies of which agreement are on file at the principal office of the Company, and the holder of this Warrant shall be entitled to all of the benefits of the Agreement and the Registration Rights Agreement, as provided therein. If any term of this Warrant conflicts with any term of the Warrant Agreement, the terms of this Warrant shall be controlling.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Common Stock" includes (i) the Company's Common Stock, without par value, as authorized on the date of the Agreement,
         (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividend and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (b) The term "Company" shall include any corporation which shall succeed or assume the obligations of the Company hereunder.

                  (c) The term "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for additional shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  (d) The term "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the higher of
         (a) the appraised value per share of Common Stock as at such date, or if there shall then be a public market for the Common Stock, (b) the average of the daily market prices for 15 consecutive trading days commencing 20 days before such date. The daily market price for each such trading days shall be (i) the closing sale price on such date or, if there is no such sale price, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (ii) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by a similar firm then engaged in such business, or (iii) if there is no such firm, as furnished by any member of the NASD selected mutually by Bank and the

         Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by Bank and one of which shall be selected by company.

                  (e) The term "Exercise Event" shall mean any of (i) a Change in Control, (ii) a Qualified Disposition, or (iii) a Qualified IPO (each as defined in the Agreement).

                  (f) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or other Securities pursuant to Section 3 or otherwise.

                  (g) The term "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                  (h) The Term "Registration Rights Agreement" shall mean that certain Amended and Restated Registration Rights Agreement dated as of September 5, 1996 among the Company and Bank.

     All capitalized terms used herein without specific definition shall have the meanings assigned to such terms in the Agreement.

     1. Right to Put Warrants.

         1.1 During the twelve-month period ending on July 31, 2001 (the "Put Period"), each of the holders of the Warrants shall have the right to sell to the Company, at the Repurchase Price determined pursuant to Section 2.6 of the Agreement, any or all of the Warrants.

         1.2 A holder of Warrants shall give the Company at least thirty (30) days prior written notice (which notice shall be irrevocable, except for an Event of Force Majeure) of its intention to exercise any right of sale (the "Put Notice") and shall specify in such notice the number of Warrants to be sold and may specify in such notice a proposed date of sale. The closing of any repurchase of the Warrants pursuant to this Section 1 shall take place at the offices of the Company at 10:00 A.M. local time on a Business Date (the "Put Closing Date") which shall not be later than the latest to occur of (i) the date specified in the Put Notice and (ii) the date five Business Days after a final determination of the Repurchase Price.

         On or prior to the Put Closing Date, the Company shall deliver a certified or bank cashier's check to each holder of the Warrants being repurchased, in an amount equal to the Repurchase Price for its pro-rata share of the Warrants being repurchased, or shall transfer such amount by wire transfer of immediately available funds to any account specified in writing by such holder.

         Bank's rights under Section 1 of this Warrant shall terminate upon the closing of a Qualified IPO (as defined in the Warrant Agreement).

     2. Right to Call Warrants.

         2.1 During the twelve-month period ending on July 31 2001 (the "Call Period"), the Company shall have the right to repurchase from each of the holders of the Warrants, on a pro-rata basis, at the Repurchase Price determined pursuant to Section 2.6 of the Agreement, any or all of the Warrants.

         2.2 The Company shall give each of the holders of the Warrants at least thirty (30) days prior written notice (which notice shall be irrevocable, except for an Event of Force Majeure) of its intention to exercise any right of sale (the "Call Notice") and shall specify in such notice the number of Warrants to be repurchased and may specify in such notice a proposed date of sale. The closing of any repurchase of the Warrants shall take place at the offices of the Company at 10:00 A.M. local time on a Business Date (the "Call Closing Date") which shall not be later than the latest to occur of (i) the date specified in the Call Notice and (ii) the date five Business Days after a final determination of the Repurchase Price.

         On or prior to the Call Closing Date, the Company shall deliver a certified or bank cashier's check to each holder of the Warrants being repurchased, in an amount equal to the Repurchase Price for its pro-rata share of the Warrants being repurchased, or shall transfer such amount by wire transfer of immediately available funds to any account specified in writing by such holder.

         The Company's rights under Section 2 of this Warrant shall terminate upon the closing of a Qualified IPO (as defined in the Warrant Agreement).

     3. Exercise of Warrant.

         3.1 Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.


         3.2 Partial Exercise. This Warrant may be exercised in part (in lots of 1,000 or, if this Warrant is then exercisable for a lesser amount, in such lesser amount) by surrender of this Warrant in the manner and at the place provided in subsection 3.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription at the end hereof by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

         3.3 Right to Convert Warrant.

                  (a) In addition to and without limiting the right of the holder of this Warrant, such holder shall have the right (the "Conversion Right") to convert this warrant or any portion thereof into shares of Common Stock as provided in this subsection at any time or from time to time prior to its expiration upon the occurrence of an Exercise Event. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (which number and kind of shares for the purposes of this subsection shall mean the shares of Common Stock of the Company and which shares of Common Stock are sometimes referred to in this subsection as the "Converted Warrant Shares"), the Company shall deliver to the registered holder of this Warrant, without payment by such holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the number obtained by multiplying the number of shares of Common Stock for which the Conversion Right is being exercised at any time by a fraction, (i) the numerator of which shall be a number equal to the difference between (x) the Purchase Price in effect at such time and (y) the Fair Market Value (as defined below) of a single share of Common Stock and (ii) the denominator of which shall be the Fair Market Value of a single share of Common Stock, determined in each case as of the close of business on the Conversion Date (as defined below). No fractional shares shall be issued upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the registered holder of this Warrant an amount in cash equal to the Fair Market Value of the resulting fractional share.

                  (b) The Conversion Right may be exercised by the holder of the Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that such holder thereby intends to exercise the Conversion Right and indicating the number of shares of Common Stock subject to this Warrant which are being surrendered in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right, together with a check in payment of any fractional share and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the registered holder of this Warrant within twenty (20) days following the Conversion Date.

                  (c) For purposes of this Warrant, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Valuation Date") shall mean:

                  (i) Current Market Price;

                  (ii) except as provided in (iii) below, if the Company's Common Stock is not quoted as set forth in (i), then as determined in good faith by the

         Company's Board of Directors upon a review of all relevant factors. If the Company and the holder of the Warrant disagree as to the determination of Fair Market Value, the Company and the holder of the Warrant shall engage an independent, third-party investment banking firm or other appraiser to determine the valuation of the Company. The cost of such valuation shall be borne by the Company; or

                  (iii) If the Valuation Date is the date on which the Company's Common Stock is first sold to the public by the Company in a firm commitment public offering under the Securities Act of 1933, as amended (the "1933 Act"), then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering.

                  3.4 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  3.5 No Rights as Stockholder. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to its exercise.

     4. Delivery of Stock Certificate, etc. on Exercise. As soon as practicable after the exercise of this Warrant in full or in part and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes, but not income taxes of the holder) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash value to such fraction multiplied by the then Current Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     5. Adjustments.

     The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 5. The Company shall give each holder notice of any event described below which requires an adjustment pursuant to this Section 5 at the time of such event.

         5.1 Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then, (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Purchase Price shall be adjusted to equal (A) the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

         5.2 Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                  (a) any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or additional shares of Common Stock), or

                  (b) any warrants or other rights to subscribe for or purchase any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or additional shares of Common Stock), the holder shall be entitled to receive such dividends or distributions as if the holder has exercised the Warrant. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 5.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of
Section 5.2.

         5.3 Issuance of Additional Shares of Common Stock.

                  (a) If at any time the Company shall (except as hereinafter provided) issue or sell any additional shares of Common Stock in exchange for consideration in an amount per additional share of Common Stock less than the Fair Market Value at the time the additional shares of Common Stock are issued, then (i) the Purchase Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Purchase Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Purchase Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Purchase Price resulting from the adjustment made pursuant to clause (i) above.

                  (b) If at any time the Company (except as hereinafter provided) shall issue or sell any additional shares of Common Stock in exchange for consideration in an amount per additional share of Common Stock which is less than the Fair Market Value at the time the additional shares of Common Stock are issued, the adjustment required under this Section 5.3 shall be made in accordance with the formula in paragraph (a) above which results in the lower Purchase Price following such adjustment. The provisions of paragraph (a) of Section 5.3 shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided under Section 5.1 or 5.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) of Section 5.3 upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 5.4 or Section 5.3.

         5.4 Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Warrants or other right or upon conversion or exchange of such Convertible Securities shall be less than the Fair Market Value immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Purchase Price shall be adjusted as provided in Section 5.3 on the basis that the maximum number of additional shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of Shares for which this Warrant is exercisable and such warrants or other rights. No further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

         5.5 Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Fair Market Value immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Purchase Price shall be adjusted as provided in Section 5.3 on the basis that the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of Shares for which this Warrant is exercisable and the Purchase Price shall be made under this Section 5.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 5.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Purchase Price have been or are to be made pursuant to other provisions of this Section 5, no further adjustments of the number of Shares for which this Warrant is exercisable and the Purchase Price shall be made by reason of such issue or sale.

         5.6 Superseding Adjustment. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Purchase Price shall have been made pursuant to Section 5.4 or Section 5.5 as the result of any issuance of warrants, rights or Convertible Securities,

                  (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                  (b) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of

                  (c) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion of exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                  (d) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Purchase Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

         5.7 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Purchase Price provided for in this Section 5:

                  (a) Computation of Consideration. To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any additional shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such additional shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such additional shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any additional shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such additional shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such additional shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any additional shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible

         Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (b) When Adjustments to be Made. The adjustments required by this Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 5.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than $.0001 of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
         Section 5 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this
         Section 5, fractional interests in Common Stock shall be taken into account to the nearest 1000th of a share.

                  (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         5.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

                  (a) In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including Warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of the Common Stock of the Company, then each holder shall have the right thereafter, to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by any holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. For purposes of this Section 5.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

                  (b) In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants after the effective date of such dissolution pursuant to this
         Section 5 to a bank or trust company, as trustee for the holder or holders of the Warrants.

         5.9 Certain Limitations. Notwithstanding anything herein to the contrary, after any and all adjustments required by the provisions of this
Section 5 are made, the Purchase Price shall not be less than the par value per share of Common Stock.

     6. Record Date as Date of Issue or Sale; Treasury Stock.

                  (a) In the event that at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (b) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Section 5.

     7. No Dilution or Impairment. The Company will not by an action, including, without limitation, by amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment, but only as provided herein. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant and (c) will use its best effects to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

     Upon the request of the holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to the holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

     8. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. If requested by the Holder hereof, the Company will provide an accountant's certificate verifying the accuracy of the adjustments. The Company will forthwith mail a copy of each such certificate of each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     9. Notices of Record Date, etc. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken. Notwithstanding the foregoing, failure to give such notice or any defect in such notice shall not effect the validity or legality of any such transaction.

     10. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrants.

     11. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant and Warrants of like tenor, calling in the aggregate on the face or faces thereof from the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     12. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) Upon (and not before) the occurrence of an Exercise Event, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferrable by endorsement and delivery; and

                  (b) subject to (a) above, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title thereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchase, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby.

     14. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

     15. Miscellaneous. This Warrant and any term hereof may be changed, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any covenant or provision hereof may be omitted or waived with the written consent of the holder or holders of at least fifty percent (50%) of the Common Stock issued and issuable upon exercise of the Warrant. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under sale. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     16. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Philadelphia time, July 31, 2005.

     IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.

                                         NCO GROUP, INC.

                                         BY: /S/ Michael J. Barrist
                                             --------------------------------
                                             Name: Michael J. Barrist
                                             Title: President

[Corporate Seal)

Attest:

By: /s/ Joshua Gindin
    ------------------------
Name:  Joshua Gindin
Title: Secretary

                              FORM OF SUBSCRIPTION
                   [To be signed only on exercise of Warrant]

TO NCO GROUP, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, __________ shares of Common Stock of NCO GROUP, INC. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is ______________________,

Dated:
                                        _____________________________
                                        (Signature must conform to
                                        name of holder as specified
                                        on the face of the Warrant)

                                        _____________________________
                                        (Address)


                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

     For value received, the undersigned hereby sells, assigns, and transfers unto _______________________ the right represented by the within Warrant to purchase __________ shares of Common Stock of NCO GROUP, INC. to which the within Warrant relates, and appoints ___________ Attorney to transfer such right on the books of NCO GROUP, INC. with full power of substitution in the premises.



Dated:
                                        _____________________________
                                        (Signature must conform to
                                        name of holder as specified
                                        on the face of the Warrant)

                                        _____________________________
                                        (Address)